UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

EasyLink Services International Corporation
 (Exact name of registrant as specified in its charter)

Delaware	000-24996	13-3645702
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6025 The Corners Parkway, Suite 100 Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 533-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On May 19, 2009, EasyLink Services International Corporation (the “Company”) (NASDAQ: ESIC), a Delaware corporation, entered into a Revolving Credit and Term Loan Agreement (the “Credit Agreement”) by and among the Company, as borrower, the lenders from time to time party thereto (the “Lenders”), SunTrust Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and The Private Bank and Trust Company, as syndication agent. Pursuant to the Credit Agreement, the Company obtained (i) a term loan (the “Term Loan”) in an aggregate principal amount of $30,000,000, evidenced by Term Notes issued to each of the Lenders (the “Term Notes”), and (ii) a revolving credit and letter of credit facility (the “Revolver”) in a maximum principal amount of up to $2,000,000, evidenced by a Revolving Credit Note issued to SunTrust Bank (the “Revolver Note”), all as more fully described in the Credit Agreement, the Term Notes and the Revolver Note.

The Company used the proceeds of the Term Loan to repay a portion of indebtedness owed to York Capital Management, L.P. and certain of its affiliates (collectively, “York Capital”) pursuant to those certain Series A Senior Secured Convertible Notes due August 20, 2011 (the “Series A Notes”) and Series B Senior Secured Convertible Notes due August 20, 2011 (the “Series B Notes”). The Company may use proceeds of the Revolver to: (i) finance working capital needs; (ii) pay certain transaction fees and expenses in connection with the Credit Agreement and the concurrent recapitalization transactions with York Capital described herein; (iii) fund certain acquisitions; (iv) finance capital expenditures; and (v) for general corporate purposes. To date, the Company has not incurred any borrowings under the Revolver.

Borrowings under the Credit Agreement bear interest, at the Company’s election, at a rate tied to one of the following rates, in each case plus a specified margin: (i) the higher of (1) the Administrative Agent’s prime lending rate, (2) the U.S. Federal Funds Rate plus 0.5%, and (3) adjusted one-month LIBOR plus 1.0%; (ii) adjusted LIBOR for the interest period of such borrowing; and (iii) a LIBOR index rate. The interest margin for each such type of borrowing varies from 2.50% to 4.50%, depending on the Company’s consolidated leverage ratio at the time of such borrowing.

The principal amount of the Term Loan will be due and payable in quarterly installments beginning on July 31, 2009 and ending on April 30, 2012, subject to acceleration in the event of a default. The outstanding principal amount of any borrowings under the Revolver will be due and payable on May 19, 2012, subject to an earlier maturity date under certain circumstances. Anytime after May 19, 2010, the Company may increase the Lender commitments by an aggregate principal amount of up to $10,000,000 (the “Additional Commitments”), either as additional term or revolving loans and to the extent that one or more Lenders agree to fund such Additional Commitments. The Company may use the proceeds of any Additional Commitments solely to redeem a portion of the Series E Preferred Shares (described herein) issued by the Company to York Capital. The Credit Agreement contains usual and customary covenants for financings of this type, including, among other things: (i) requirements to deliver financial statements, other reports and notices; (ii) restrictions on indebtedness; (iii) restrictions on dividends, distributions and redemptions of equity and repayment of subordinated indebtedness; (iv) restrictions on liens; (v) restrictions on making certain payments; (vi) restrictions on investments; (vii) restrictions on asset dispositions and other fundamental changes; and (viii) restrictions on transactions with affiliates. Additionally, the Credit Agreement contains certain financial covenants, including, among other things: (i) a maximum leverage ratio; (ii) a minimum fixed charge coverage ratio; (iii) a minimum amount of consolidated adjusted EBITDA; (iv) a minimum amount of liquidity; and (v) a maximum amount of capital expenditures. The foregoing descriptions of the Credit Agreement, the Term Notes and the Revolver Note do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Credit Agreement, the Term Notes and the Revolver Note, which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The obligations of the Company under the Credit Agreement are guaranteed by EasyLink Services Corporation and EasyLink Services USA, Inc. (collectively, the “Subsidiary Guarantors”), each a wholly-owned subsidiary of the Company, pursuant to that certain Subsidiary Guaranty Agreement (the “Guaranty”), dated as of May 19, 2009, by and between the Company, the Subsidiary Guarantors, and the Administrative Agent, all as more fully described in the Guaranty. The foregoing description of the Guaranty does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Guaranty, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The obligations of the Company and the Subsidiary Guarantors under the Credit Agreement and the Guaranty are secured by liens on and security interests in all or substantially all assets of the Company and the Subsidiary Guarantors, including, without limitation, a pledge of 65% of the equity owned by EasyLink Services USA, Inc. in first-tier foreign subsidiaries, pursuant to that certain Security Agreement (the “Security Agreement”), dated as of May 19, 2009, by and among the Company, the Subsidiary Guarantors, and the Administrative Agent and that certain Stock Pledge Agreement (the “Stock Pledge Agreement”) dated as of May 19, 2009 by and among the Company, the Subsidiary Guarantors, and the Administrative Agent, all as more fully described in the Security Agreement and the Stock Pledge Agreement. The foregoing descriptions of the Security Agreement and the Stock Pledge Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Security Agreement and the Stock Pledge Agreement, which are attached as Exhibit 10.5 and Exhibit 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, on May 19, 2009, the Company entered into a Securities Exchange Agreement (the “Securities Exchange Agreement”) by and among the Company and York Capital. Pursuant to the Securities Exchange Agreement, York Capital exchanged all of its outstanding (i) Series A Notes and Series B Notes in an aggregate principal amount of approximately $47 million, (ii) additional investment rights to purchase up to $10,000,000 of additional notes on the same terms as the Series A Notes (the “Additional Investment Rights”) and (iii) warrants to purchase up to 4,156,448 shares of the Company’s class A common stock at a purchase price of $3.34 per share (subject to adjustment in certain circumstances and subject to certain limitations on exercise) (the “Prior Warrants”), for (i) a cash payment from the Company of $30 million funded from the proceeds of the Term Loan, (ii) a cash payment from the Company of approximately $343,000 for all accrued but unpaid interest on the Series A Notes and Series B Notes funded from the Company’s working capital, (iii) 1,980,426 newly issued shares of the Company’s class A common stock (the “Common Shares”), (iv) warrants to purchase additional shares of the Company’s class A common stock (the “New Warrants”) and (v) 6,577 newly issued shares of the Company’s newly created series E redeemable preferred stock (the “Series E Preferred Shares”).The New Warrants entitle York Capital to acquire an aggregate of up to 2,841,892 shares of the Company’s class A common stock, as more fully described in the New Warrants. The New Warrants are exercisable at a price of $0.01 per share (subject to adjustment in certain circumstances) until May 19, 2014. In addition, York Capital may not exercise the New Warrants to the extent necessary to insure that, following such exercise, the total number of shares of the Company’s class A common stock then beneficially owned by York Capital and its affiliates and any other persons whose beneficial ownership of the Company’s class A common stock would be aggregated with York Capital’s holdings for purposes of Section 13(d) of the Exchange Act, does not exceed 9.9% of the total number of issued and outstanding shares of the Company’s class A common stock.

On May 18, 2009, the Company established the rights, preferences and limitations of the Series E Preferred Shares upon the filing with the Secretary of State of Delaware of the Certificate of the Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series E Redeemable Preferred Stock of the Company (the “Series E Preferred Certificate of Designations”). The Series E Preferred Shares have a liquidation preference of initially $1,000 per share (the “Stated Value”). The Series E Preferred Shares pay annual dividends that accrue daily and are paid on the 19th day of May of each year, commencing with May 19, 2010. The dividend rate is initially equal to 10% of the Stated Value per year and escalates 200 basis points annually to a maximum of 16% per year. At the Company’s option, dividends may be paid in kind by adding the amount of the dividend to the Stated Value. The Series E Preferred Shares are redeemable by the Company at any time upon the payment of the redemption price, which is initially $1,000 per share, plus an amount in cash equal to all dividends accrued but unpaid thereon to the date of redemption.

The foregoing descriptions of the Securities Exchange Agreement, the New Warrants and the Series E Preferred Certificate of Designations do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Securities Exchange Agreement, the New Warrants and the Series E Preferred Certificate of Designations, which are attached as Exhibit 10.7, Exhibit 10.8 and Exhibit 3.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On May 19, 2009, each of the Series A Notes, the Series B Notes, the Additional Investment Rights and the Prior Warrants were cancelled pursuant to the Securities Exchange Agreement, and the Securities Purchase Agreement dated May 3, 2007, as amended, pursuant to which such securities were issued (the “Securities Purchase Agreement”), was terminated. No material early termination penalties were incurred by the Company in connection with the cancellation of the Series A Notes, the Series B Notes, the Additional Investment Rights and the Prior Warrants, or the termination of the Securities Purchase Agreement. See the information set forth in Item 1.01 to this Current Report on Form 8-K. The material terms of the Securities Purchase Agreement, the Series A Notes, the Series B Notes, the Additional Investment Rights and the Prior Warrants were previously disclosed in Current Reports on Form 8-K dated May 3, 2007, August 20, 2007, December 18, 2007, February 22, 2008, and December 31, 2008.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the information set forth in Item 1.01 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is hereby incorporated herein by reference. Pursuant to the Securities Exchange Agreement, the Company issued the Common Shares, the New Warrants and the Series E Preferred Shares to the Purchasers in reliance upon the exemption from registration requirements provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied upon representations, warranties, and agreements of the Purchaser made in the Securities Exchange Agreement in support of the satisfaction of the conditions contained in Section 3(a)(9) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

See the information set forth in Item 1.01 to this Current Report on Form 8-K. The issuance of the Series E Preferred Shares may limit the funds available for the payment of cash dividends to the holders of the Company’s class A common stock.

Item 5.03 Amendments to Articles of Incorporation.

See the information set forth in Item 1.01 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

3.1
Certificate of the Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series E Redeemable Preferred Stock of EasyLink Services International Corporation, dated May 18, 2009, as filed with the Secretary of State of Delaware.

4.1	Specimen Stock Certificate for Series E Preferred Redeemable Stock.

10.1
Revolving Credit and Term Loan Agreement, dated as of May 19, 2009, among EasyLink Services International Corporation, as Borrower, the Lenders from time to time party thereto, SunTrust Bank, as Administrative Agent, and The Private Bank and Trust Company, as Syndication Agent.

10.2	Form of Term Note.

10.3	$2,000,000 Revolving Credit Note among EasyLink Services International Corporation, as Borrower, and SunTrust Bank, as Lender, dated May 19, 2009.

10.4
Subsidiary Guaranty Agreement, dated as of May 19, 2009, by and among EasyLink Services International Corporation, as Borrower, each of its subsidiaries listed on Schedule 1 thereto and SunTrust Bank, as Administrative Agent for the Lenders.

10.5
Security Agreement, dated as of May 19, 2009, among EasyLink Services International Corporation, as Borrower, each of its subsidiaries signatory thereto, each of its subsidiaries that thereafter becomes a party thereto and SunTrust Bank, as Administrative Agent for the Lenders.

10.6
Stock Pledge Agreement, dated as of May 19, 2009, by EasyLink Services International Corporation, as Borrower, and its subsidiaries signatory thereto, in favor of SunTrust Bank, as Administrative Agent for the Lenders.

10.7	Securities Exchange Agreement, dated as of May 19, 2009, by and among EasyLink Services International Corporation and each of the Purchasers identified on the signature pages thereto.

10.8	Form of Warrant.

99.1	Press Release, dated May 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASYLINK SERVICES INTERNATIONAL CORPORATION

By: /s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: May 21, 2009

EXHIBIT INDEX

Exhibit Number      Description

3.1
Certificate of the Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series E Redeemable Preferred Stock of EasyLink Services International Corporation, dated May 18, 2009, as filed with the Secretary of State of Delaware.

4.1	Specimen Stock Certificate for Series E Preferred Redeemable Stock.

10.1
Revolving Credit and Term Loan Agreement, dated as of May 19, 2009, among EasyLink Services International Corporation, as Borrower, the Lenders from time to time party thereto, SunTrust Bank, as Administrative Agent, and The Private Bank and Trust Company, as Syndication Agent.

10.2	Form of Term Note.

10.3	$2,000,000 Revolving Credit Note among EasyLink Services International Corporation, as Borrower, and SunTrust Bank, as Lender, dated May 19, 2009.

10.4
Subsidiary Guaranty Agreement, dated as of May 19, 2009, by and among EasyLink Services International Corporation, as Borrower, each of its subsidiaries listed on Schedule 1 thereto and SunTrust Bank, as Administrative Agent for the Lenders.

10.5
Security Agreement, dated as of May 19, 2009, among EasyLink Services International Corporation, as Borrower, each of its subsidiaries signatory thereto, each of its subsidiaries that thereafter becomes a party thereto and SunTrust Bank, as Administrative Agent for the Lenders.

10.6
Stock Pledge Agreement, dated as of May 19, 2009, by EasyLink Services International Corporation, as Borrower, and its subsidiaries signatory thereto, in favor of SunTrust Bank, as Administrative Agent for the Lenders.

10.7	Securities Exchange Agreement, dated as of May 19, 2009, by and among EasyLink Services International Corporation and each of the Purchasers identified on the signature pages thereto.

10.8	Form of Warrant.

99.1	Press Release, dated May 21, 2009.